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                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

      Each of the undersigned persons hereby agrees and consents to this joint filing of Schedule 13G (including any and all amendments thereof) on their behalf pursuant to Section 13(d) and (g) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. Each of these persons is not responsible for the completeness or accuracy of the information concerning the other persons making this filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: February 11, 2005

                                   By: /s/ Eustaquio de Nicolas Vera
                                       -----------------------------------------
                                   Name: Eustaquio de Nicolas Vera
                                   Title:

                                   By: /s/ Eustaquio Tomas de Nicolas Gutierrez
                                       -----------------------------------------
                                   Name: Eustaquio Tomas de Nicolas Gutierrez
                                   Title:

                                   By: /s/ Jose Ignacio de Nicolas Gutierrez
                                       -----------------------------------------
                                   Name: Jose Ignacio de Nicolas Gutierrez
                                   Title:

                                   By: /s/ Gerardo de Nicolas Gutierrez
                                       -----------------------------------------
                                   Name: Gerardo de Nicolas Gutierrez
                                   Title:

                                   By: /s/ Julian de Nicolas Gutierrez
                                       -----------------------------------------
                                   Name: Julian de Nicolas Gutierrez
                                   Title:

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